

Newtek Business Services, Inc.

The Brean Murray, Carret & Co. Conference

January 31, 2006

Presenter: Barry Sloane CEO & Chairman
(212) 356-9550



Safe Harbor Statement

The statements in this slide presentation may contain forward-looking statements relating to such matters as anticipated future financial performance, business prospect, legislative developments and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause the Company's actual results to differ materially from the anticipated results expressed in the Company's forward looking statements such as intensified competition and/or operating problems on its operating business projects and their impact on revenues and profit margins or additional factors as described in Newtek Business Services' previously filed registration statements.

Also we need to point out that our Capcos operate under a different set of rules in each of the 8 jurisdictions and that these place varying requirements on the structure of our investments. In some cases, particularly in Louisiana, we don't control the equity or management of a qualified business, but that cannot always be presented orally or in written presentations.

Newtek
Business Services, Inc.

We do it better

Newtek Business Services, Inc.

- Newtek Business Services is a direct distributor into the small medium sized business market.
  - Other companies that have excelled in direct distribution models are companies like Dell and Amazon.com.
- Newtek currently provides one or more services to over 60,000 clients:
  - Small business financing
  - Electronic payment processing
  - Small business insurance
  - Web hosting
  - Tax and bookkeeping services
  - Data storage
- Newtek has historically accessed a unique form of low cost capital which is accretive to earnings and non-dilutive to shareholders
  - However this business line is currently being deemphasized
  - Historically created ten to 15 million of cash flow per year

Newtek
Business Services, Inc.

We do it better

The Small Business Market

- Small to medium size business market (SMB):
  - Under $25 million in sales
  - Under 500 employees

- This market represents approximately 23.5 million SMB's in the U.S:
  - 51% of GDP
  - 9 out of 10 businesses nationwide
  - 75% of net new job growth

- SMB market is large and underserved and is coveted by many companies.

Newtek
Business Services, Inc.

We do it better

Why is Newtek Special

- 2nd largest web hosting company on Microsoft Windows-only operating platform
- Preferred provider of lending and electronic payment processing to customers of Merrill Lynch and its 14,000 financial advisors
- Exclusively endorsed by CUNA to provide lending and electronic payment processing to 9,600 credit unions and their estimated 80 million members in the United States
- Newtek estimates that it will service 60,000 small to medium-sized clients by year-end
- $53.7 million in cash at recent quarter end
- Newtek focuses on serving the small to medium-sized business client

Newtek
Business Services, Inc.

We do it better

Investment Highlights

- Market capitalization of approximately $50 million
- Total shareholder equity of $79 million
- $53.7 million in cash on balance sheet
- Better operating margins than industry participants
- 2005 revenue forecast of $96 million
- 2006 revenue forecast of $85 -100 million
- Core businesses growing faster than Capco business
- Unique business model that provides investment opportunity

At Newtek we do it differently and we do it better.

Newtek
Business Services, Inc.

We do it better

Newtek Business Services, Inc.

How do we do it differently?

- Intense focus on the SMB customer
- Branding strategy
- 50-state cost effective national platform for distributing Newtek products and services
- We use effective proprietary technology:
  - Web based referral system
  - Web based centralized applications
- National strategic alliance partners:
  - Merrill Lynch, CUNA, UBS, Veterans Corporation, Navy Federal Credit Union, among others
  - Cost-effective
  - Productive and profitable
  - Extensive reach into rural and urban areas

This is what makes us better.

Newtek
Business Services, Inc.

We do it better

Low Cost Customer Acquirer

- Low Cost Processor of Business Applications
- Creating new acquisition and distribution channel for a large underserved market
- We are very competitive in each business division
- Cross selling and cross processing strategy
  - Will pay dividends and benefits long term

Newtek
Business Services, Inc.

We do it better

Technology Drivers:
Our Custom Designed Web-Based Referral System

The Newtek Referral System is a sophisticated internal web system which tracks sales leads across all Newtek entities for our alliance partners as well as for our internal network of companies.

Status Code	Branch/Agent 1				Branch/Agent 2			
	#	%	$	%	#	%	$	%
Referral Submitted	0	0%	0	0%	5	11.00%	$1,225,000	14.00%
Establishing Initial Contact	1	50%	$75,000	38.00%	5	11.00%	$950,000	11.00%
Prospect	0	**0%**	**0**	**0%**	21	**46.00%**	**$3,610,000**	**41.00%**
Suspended	0	0%	0	0%	6	13.00%	$810,000	9.30%
Failed prequalification (Under Review)	0	**0%**	**0**	**0%**	0	**0%**	**0**	**0%**
Pre-Qualified	1	50%	$118,000	61.00%	4	8.80%	$1,100,000	12.00%
Part 2 Complete (Assembling Documents/Signatures)	0	**0%**	**0**	**0%**	0	**0%**	**0**	**0%**
In Underwriting-Incomplete	0	0%	0	0%	0	0%	0	0%
In Underwriting – Processing	0	**0%**	**0**	**0%**	1	**2.20%**	**$500,000**	**5.70%**
Newtek Approved - to SBA	0	0%	0	0%	1	2.20%	$225,000	2.60%
SBA Approved	0	**0%**	**0**	**0%**	2	**4.40%**	**$205,000**	**2.30%**
Closed - Funded								
Totals								


Newtek

Newtek
Business Services, Inc.
We do it better

Technology Drivers:
Web-Based Application and Centralized Processing

Newtek
Small Business Finance

Home | My Account | Contact

News and Events | Loans Online | Articles and Resources | Careers | Company Info



My Account

test test

Loan Application Part 1: Company Financial Information (page 2)

Please provide the following information from the most recent business tax return or financial statement:

	Most Recent Year	Prior Year
Date of tax return or financial statement (source of this information):	MM/DD/YYYY	MM/DD/YYYY
Gross Revenue:	$	$
Net Income:	$	$
Federal Income Tax Paid:	$	$
Depreciation Expense:	$	$
Interest Expense:	$	$
Rent Expense:	$	$

Current Assets: $

Total Assets: $

Current Liabilities: $

Total Liabilities: $

Net Worth (equity): $

Business Tax ID Number: XX-XXXXXXX

Number of employees:

Number of employees after loan:

- **Web-based application**
- **Excellent tools for alliance partners**
- **Ability to private-label**
- **Lowers cost to distribute**

Newtek
Business Services, Inc.

We do it better

National Strategic Alliances

Merrill Lynch *(loans, other products being discussed)*
-700 Merrill Lynch offices, 14,000 brokers

UBS *(loans)*
- 330 UBS offices, 7,500 brokers

Navy Federal Credit Union (*loans, business insurance, homeowners insurance*)
-Largest credit union in the world with 2.5 million members and over $25 billion in assets

CUNA *(loans, merchant processing)*
-9,600 credit unions, 15 million small business members
-Exclusive provider of loans and merchant processing

Community Bankers Wisconsin Financial Services, Inc. (*loans*)
-Exclusively endorsed to provide SBA loans to 220 community banks across the State of Wisconsin

U.S. Women's Chamber of Commerce *(loans)*
-Provide small business loans to the chamber's 150,000 members throughout the country

The Veterans Corporation *(loans, merchant processing, financial information systems, tax)*
-Access to 4 million veterans that are estimated to own businesses

National Physician Care *(loans, merchant processing, storage, insurance and all other product offering)*

- Association of approx. 2,200 practices and 5,000 physicians which provides tools to manage costs

-**GM Minority Auto Dealers** *(loans, merchant processing, web hosting)*

- Represents the interest of over 200 minority owned General Motors dealerships

Newtek
Business Services, Inc.
We do it better

Small Business Lending

- GE, CIT Group and Signature fund a $75 million revolving warehouse line , 3-year term
- One of only 14 grandfathered non-bank lending licenses
- National PLP Status to originate government guaranteed loans
- $209 million in loan servicing portfolio
- New 9,000 sq. ft. facility on 19th floor of 462 Seventh Avenue
- At October 3, 2005, 30th largest SBA lender nationally
- Great platform - Great opportunity
- Large underserved market in conventional lending as well
- Great risk reward opportunity as SMB Lending market is inefficient and offers attractive profit potential

Newtek
Business Services, Inc.

We do it better

Merchant Processing

- Current annualized Charge Card volume over $1.8 billion on an annualized run rate (All portfolios are included)
- $1.5 Billion on our platform
- $0.3 Billion on other platform
- Great operating leverage available
- Greater margins than industry average
    - 30% payout vs. 60-75% to independent reps
- Capacity for 100 people in Wisconsin, currently 50% full
- New alliance partners
- Old alliance partners
    - CUNA
    - Merrill Lynch
    - Bank Atlantic
- Top 50 processors in the United States by processing volume in a rapidly expanding market

Newtek
Business Services, Inc.

We do it better

Newtek Web Hosting

- CrystalTech Web Hosting, a Newtek Business Services Company
- 2 – 3 largest Microsoft Windows-only web hosting company
- 12,000 new clients for 2005 net of attrition
- $6 million EBITDA forecast of 2005
- 45,000 clients
- Launching a Linux-based web hosting solution in 2006

Newtek
Business Services, Inc.
We do it better

CrystalTech Web Hosting

- Great management team with term contracts
- Currently in excess of 45,000 customers
- Adding 1,000 new customers monthly Net of Attrition in 2005
- CrystalTech spends limited advertising dollars, mostly word of mouth and all organic growth
- Cross-sell opportunity
- U.S. Web-hosting market - about $5.5 billion in revenue in 2002, will surge to $17.8 billion in 2007 according to Gartner

Newtek
Business Services, Inc.
We do it better

Newtek Insurance Agency

- Acquired company August 2, 2004
- 3,500+ customers
- Navy Federal Credit Union signs alliance agreement
- Alliances and relationships with 11 other Community Banks and Credit Unions
- Licensed to conduct insurance agency business in 49 states
- Has a complete line of insurance products from over 40 insurers in the areas of life, health, property and casualty, disability and employee benefits serving small to medium sized businesses
- Will focus on serving banks and credit unions and Newtek's small and medium-sized business client portfolio, as well as offering insurance products to new clients of other Newtek divisions, including its small business lending and merchant processing business lines

Newtek
Business Services, Inc.

We do it better

Newtek Insurance Agency

Carriers

The table below demonstrates the broad array of insurance carriers available to agents using Newtek Insurance Agency's *Agency in a Box*. All of these insurance companies maintain an A.M.Best's rating of A- or higher.

Commercial	Personal	Health & Benefits	Life	MGA
AIG	AAA	Aetna	American General	Bisys
C.N.A.	American Modern	Blue Cross	American Life	G.A. Mavon
Chubb	Chubb	Fortis	Banner Life	Hull & Co
Fireman's Fund	Fireman's Fund	Guardian Destiny	Chase Insurance	Med James
Hartford	Foremost	Humana	Empire General	Media Professionals
One Beacon	Hartford	Principal	New York Life	Only Financial
Philadelphia	Hanover	Principal	Travelers	Privett Special Risk
SAFECO	Kemper-Auto/Home	Unicare	West Coast	Stewart Smith
St. Paul Travelers	Mercury	United Health Care	US Financial	Travis-Pederson
Zurich	Progressive			
	SAFECO			
	Travelers			

Newtek
Business Services, Inc.
We do it better

Newtek Insurance Agency

Commercial Property/Casualty Products

Business Owners Policy	Workers' Compensation
Commercial Automobile	Umbrella Excess Liability
Gap	Property including Builders Risk
General Liability	Crop and Hail
Professional Liability (E&O)	Equipment Maintenance Coverage
Employee Practices Liability Coverage	Specialty Coverages
Commercial Bonds	Bonds (Surety, financial institution)
LSI/CPI	Directors and Officers

Group Employee Benefits Products

Health Insurance (HMO, PPO)	Dental Coverage
Life / Accidental Death & Dismemberment	Long-term Disability
Short-term Disability	Pension & 401(k) Plans
Vision Plans	Prescription Drug
Medical Savings Account	Section 125 Plans

Newtek
Business Services, Inc.
We do it better

Newtek Insurance Agency

Individual Health Insurance Products

Dental Insurance	Individual & Family Health
Medical Savings Account	Prescription Drug Coverage
Short-term Medical Insurance	Disability Income

Personal Property and Casualty Products

Homeowners Insurance	Personal Automobile Insurance
Umbrella Insurance	Life Insurance
Home Business Extender (HBE) Policy	Watercraft
Antique Auto	Mobile, Modular & Mfg Homes
Rental Mobile Homes	Dwelling Fire & Non-conforming Homeowners Insurance
Motor Homes Insurance	Motorcycle Insurance

Newtek
Business Services, Inc.

We do it better

Financial Guidance

- We are confirming our 2005 guidance of $95 million revenues and $0.20 per share in E.P.S.

- We will give 2006 guidance at our Shareholders Conference Call in mid March

- Our Guidance for 2006 will focus on cash flows from operating business and give greater transparency to our CAPCO segment

Newtek
Business Services, Inc.

We do it better

Newtek's Core Competency

- A cost-effective distribution channel into the small to medium-sized business market
- Exclusive and preferred referral relationships with national strategic alliance partners
- A lost cost acquirer of small to medium sized business clients
- A low cost processor of goods and services
- Developing high quality brand of services and products for small to medium businesses

Newtek
Business Services, Inc.

We do it better

Newtek's Growth in Client Acquisition

- 60,000 Newtek Business Services clients
- Typically 25% - 50% below cost of competitors

CrystalTech	47,378
Merchant Processing (UPS)	6,655
Merchant Processing (AMS)	3,750
Newtek Insurance Agency	3,209
Newtek SB Finance	558
Newtek Financial Info. Syst.	54
	61,604 (Total)

Newtek
Business Services, Inc.

We do it better

CAPCO

- Newtek's original primary business
- Recently used as an acquisition and financing mechanism
- State created program for funding new and existing emerging companies
- Program provides for entities like Newtek to monetize tax credits
- We have issued in excess of $220 million in notes
- Post credit enhancement cash to invest, accrue, grow, and have ownership in our business model

Newtek
Business Services, Inc.

We do it better

Why CAPCO is being Deemphasized

- Lack of state Legislation – Product Creation
- We have enough capital to accomplish our mission
- Confusing income and balance sheet issues
- Greater value play in developing brand of products and services for SMB Market vs. Capital Creation (2003 Launch)
- Will be fully discussed at upcoming shareholder conference call
  - Including granular breakout of business lines and in depth analysis of cash flow creation by business segment

Newtek
Business Services, Inc.

We do it better

Capco Revenue



50
45
40
35
30
25
20
15
10
5
0
$46.8
$36.2
$40.0
$20.0
2003
2004
2005 Projected
2006 Projected

Capco Revenue as a Percentage Forecast

2002 Revenue $34.7*



88.3%
4.6%
7.2%

2003 Revenue $60.5*



74.3%
12.2%
10.4%
4.1%



Capcos & Other
Small Business Lending
Merchant Services
Web Hosting
Other

2004 Revenue $70.2*



51.7%
14.7%
6.3%
27.3%

2005 Projected Revenue $96.2*



13.2%
41.6%
34.3%
10.9%

* Revenues in Millions

Newtek
Business Services, Inc.
We do it better

Key Variables for Successful Transition

- New CFO Michael Holden
  - 21 plus years of experience
- Management focus on building core business
- The business model is working
- Core business lines create $10-15 million of Projected EBITDA in 2005
- Company's debt is manageable and can be paid off
- Systems, Product, and Technology are constantly being upgraded and developed to be the number one provider in the market
- Overhead and non-core business units are being pared to continuously improve cash flow

Newtek
Business Services, Inc.

We do it better

Newtek Summary

- The business model in transition is an investment opportunity

- The Small to Medium Size Business Market is valuable

- A Direct Distributor of products and services into the SMB market
  - Which acquires and processes business at a low cost is and will become increasingly valuable

Newtek
Business Services, Inc.
We do it better

Public Financial Technology Sector Universe

Median Price / Earnings Multiples by FT Sector

2006E Price / Earnings Multiples



Global Securities Exchanges
Financial Media / Data Solutions
eBrokerage / eFinance
24.0 x
Investment Solutions
22.2 x
Payroll / HR / Benefits Solutions
22.1 x
Alternative Trading Sys. / Mkt. Makers
21.2 x
Payment Software / Hardware
Payment Processing / Outsourcing
Payments POS Devices / Solutions
Insurance / Healthcare Solutions
17.9 x
Lending / Mortgage / Real Estate Solutions
Banking Solutions
Outsourced Processing Solutions
17.0 x
Trust and Services Focused FIs
Selected Diversified FIs
Specialty Finance
11.2 x
0 x
10 x
20 x
30 x

2007E Price / Earnings Multiples



17.4 x
19.1 x
17.3 x
11.6 x
15.1 x
14.1 x
11.3 x
10.2 x

FINANCIAL TECHNOLOGY PARTNERS

Public Financial Technology Sector Universe

Common Stock Comparison – Summary Analysis

		Aggregate							
		Market	Enterprise						
	Percent of	Value	Value [1]	Price / Earnings [2]		EV / Revenue [3]		LT Growth	CY 06E
Comparable FT Industry Segment	LTM High	($ mm)	($ mm)	CY 06E	CY 07E	CY 06E	CY 07E	Rate	P / E / G
Global Securities Exchanges	96 %	$52,817	$50,823	24.8 x	21.9 x	6.9 x	6.0 x	13 %	2.0 x
Alternative Trading Sys. / Mkt. Makers	86	18,456	16,659	21.2	17.4	2.4	2.3	15	1.9
eBrokerage / eFinance	89	46,351	46,434	24.0	18.5	4.5	4.3	13	2.1
Investment Solutions	96	39,091	44,036	22.2	20.9	2.9	2.8	15	1.5
Banking Solutions	83	35,652	37,843	17.3	15.1	2.1	1.5	15	1.1
Payment Processing / Outsourcing	83	62,127	67,375	19.5	17.3	1.9	2.0	15	1.3
Payroll / HR / Benefits Solutions	89	56,971	55,249	22.1	19.6	2.3	2.1	17	1.6
Financial Media / Data Solutions	84	81,536	90,966	24.5	19.6	2.8	2.9	15	1.6
Insurance / Healthcare Solutions	92	29,246	27,441	17.9	14.8	1.7	1.6	13	1.3
Payment Software / Hardware	83	10,719	10,399	20.1	19.1	1.5	1.2	19	1.3
Payments POS Devices / Solutions	82	23,385	22,004	19.3	13.8	1.3	1.4	19	1.3
Outsourced Processing Solutions	90	60,656	65,706	17.0	15.1	2.0	2.1	15	1.3
Lending / Mortgage / Real Estate Solutions	79	37,686	40,383	17.6	11.6	1.2	1.0	14	1.2
Specialty Finance	73	10,686	11,470	11.2	10.2	1.6	1.4	19	0.8
Trust and Services Focused FIs	93	125,659	NM	15.6	14.1	NM	NM	11	1.5
Selected Diversified FIs	96	1,840,026	NM	11.8	11.3	NM	NM	11	1.1
Median	**87 %**			**19.4 x**	**16.2 x**	**2.0 x**	**2.0 x**	**15 %**	**1.3 x**
Average	**87**			**19.2**	**16.3**	**2.6**	**2.6**	**16**	**1.4**

Note: Prices updated as of December 30, 2005. Shares calculated on a fully diluted basis.

(1) Defined as market value plus total debt, minority interest and preferred stock, less free cash.

(2) Selected Wall Street research analyst and First Call consensus estimates. All estimates exclude goodwill amortization.

(3) Selected Wall Street research analyst and First Call consensus estimates.

FINANCIAL TECHNOLOGY PARTNERS

Common Stock Comparison

Payment Processing / Outsourcing and Payroll / HR / Benefits Solutions Companies

FT Sector / Company	Price 12/30/05	Percent of LTM High	Market Value ($ mm)	Enterprise Value ($ mm)	Price / Earnings CY 06E	Price / Earnings CY 07E	EV / Revenue CY 06E	EV / Revenue CY 07E	LT Growth Rate	CY 06E P / E / G
Payment Processing / Outsourcing										
First Data	$43.01	86 %	$33,832	$37,750	16.9 x	15.3 x	3.3 x	3.1 x	13 %	1.3 x
CheckFree	45.90	91	4,272	3,972	27.3	22.8	4.5	NA	16	1.7
Total System Services	19.79	78	3,912	3,722	18.4	17.3	2.2	2.2	13	1.4
Global Payments	46.61	96	3,868	3,882	29.1	24.6	4.1	3.7	15	1.9
Alliance Data Systems	35.60	75	3,015	3,279	15.1	13.1	1.9	1.8	15	1.0
Certegy	40.56	98	2,564	2,684	19.5	17.3	2.2	2.0	14	1.4
MoneyGram	26.08	94	2,267	2,417	20.4	17.8	2.3	1.8	13	1.6
Deluxe	30.14	70	1,528	2,720	8.6	NA	1.6	NA	5	1.7
eFunds	23.44	97	1,097	1,138	19.3	16.8	1.9	1.7	15	1.3
Euronet Worldwide	27.80	87	1,079	1,197	24.6	20.2	1.8	1.6	25	1.0
Wright Express	22.00	88	887	1,093	16.5	12.7	4.2	4.0	11	1.5
Heartland Payment Systems	21.66	78	861	852	28.5	21.3	0.8	0.7	27	1.1
iPayment	41.52	83	769	887	19.4	16.7	1.2	NA	17	1.1
Optimal Group	20.26	89	470	302	21.7	14.1	1.3	NA	NA	NA
TNS	19.18	74	460	554	16.3	NA	1.9	NA	18	0.9
Online Resources	11.05	90	305	253	24.0	NA	3.5	NA	20	1.2
Cybersource	6.60	83	228	182	24.3	NA	2.9	NA	23	1.1
Cass Information Systems	33.20	83	186	45	NA	NA	NA	NA	7	NA
Tier Technologies	7.34	75	150	93	NA	NA	NA	NA	14	NA
LML Payment Systems	6.70	80	136	131	NA	NA	NA	NA	NA	NA
Electronic Clearing House	9.97	91	72	67	26.9	NA	1.0	NA	18	1.5
FreeStar	0.32	67	39	41	NA	NA	NA	NA	NA	NA
Pipeline Data	1.15	93	34	40	19.2	NA	1.4	NA	NA	NA
Global Axcess	1.19	63	22	27	NA	NA	NA	NA	NA	NA
Boston Communications	1.13	12	20	12	NM	NA	0.1	NA	25	NM
Payment Data Systems	0.10	28	3	4	NA	NA	NA	NA	30	NA
Median		**83 %**			**19.5 x**	**17.3 x**	**1.9 x**	**2.0 x**	**15 %**	**1.3 x**
Payroll / HR / Benefits Solutions										
ADP	$45.90	95 %	$20,889	$25,453	22.1 x	19.6 x	2.6 x	2.5 x	12 %	1.9 x
Paychex	38.12	88	14,582	13,790	29.0	25.2	7.8	6.9	16	1.9
Sage Group	4.42	99	5,891	6,184	20.1	18.1	4.1	3.8	NA	NA
Ceridian	24.85	99	3,786	3,616	24.2	21.0	2.3	2.1	15	1.7
Hewitt	28.01	89	3,149	3,270	20.3	17.7	1.1	1.0	15	1.4
Administaff	42.05	87	1,260	1,140	30.4	24.7	0.8	0.7	20	1.5
Gevity HR	25.72	89	760	686	16.8	13.6	1.0	0.9	17	1.0
Ultimate Software	19.07	94	516	491	51.5	30.5	4.8	4.0	20	2.6
Clark	13.26	72	233	534	15.9	13.6	1.7	1.7	17	1.0
Workstream	1.65	29	81	75	NA	NA	NA	NA	23	NA
TeamStaff	1.20	59	23	29	NA	NA	NA	NA	NA	NA
Median		**89 %**			**22.1 x**	**19.6 x**	**2.3 x**	**2.1 x**	**17 %**	**1.6 x**

FINANCIAL TECHNOLOGY PARTNERS